Exhibit 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Khoso Baluch, certify that:

1.
I have reviewed this annual report on Form 10-K of CorMedix Inc. for the year ended December 31, 2017;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 11, 2018	/s/ Khoso Baluch
	Name:	Khoso Baluch
	Title:	Chief Executive Officer (Principal Executive Officer)